38926-P1 9/26

SUPPLEMENT DATED SEPTEMBER 15, 2026

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED FEBRUARY 1, 2026 OF

PUTNAM DIVERSIFIED INCOME TRUST (THE “FUND”)

I.	The following replaces the “Annual Fund Operating Expenses” table and “Example” table in the section titled “Fees and expenses” in the Fund’s Summary Prospectus and Prospectus:

	Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Acquired Fund Fees and Expenses	Total annual fund operating expenses[1]	Expense reimburse- ment[2]	Total annual fund operating expenses after expense reim- bursement[3]

Class A	0.52%	0.25%	0.21%	0.01%	0.99%	(0.15)%	0.84%

Class C	0.52%	1.00%	0.21%	0.01%	1.74%	(0.15)%	1.59%

Class M	0.52%	0.50%	0.21%	0.01%	1.24%	(0.15)%	1.09%

Class R	0.52%	0.50%	0.21%	0.01%	1.24%	(0.15)%	1.09%

Class R6	0.52%	None	0.11%	0.01%	0.64%	(0.16)%	0.48%

Class Y	0.52%	None	0.21%	0.01%	0.74%	(0.15)%	0.59%

1 Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the fund’s financial highlights, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

2 Effective August 31, 2026, the Investment Manager, as defined below, has contractually agreed to waive fees and/or reimburse operating expenses of the fund (excluding payments under the fund’s distribution plans, payments under the fund’s investor servicing contract, brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, and acquired fund fees and expenses so that the total annual operating expenses of the fund will not exceed an annual rate of 0.43% of the fund’s average net assets. Additionally, the Investment Manager has agreed to reduce its fees by an amount equal to the management fees paid by Franklin Templeton affiliated funds with respect to assets the fund invests in such affiliated funds. In addition, effective August 31, 2026, the fund’s investor servicing agent has agreed to waive investor servicing fees by 0.01% with respect to Class R6 shares of the fund. These obligations may not be modified or discontinued prior to January 31, 2028 without approval of the Board of Trustees.

3 Total annual fund operating expenses after expense reimbursement have been restated to reflect current waiver arrangements and operating expense caps.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example does not reflect insurance-related charges or expenses. If it did, expenses would be higher. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date). Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$482	$688	$911	$1,551
Class C	$262	$534	$930	$1,842
Class C (no redemption)	$162	$534	$930	$1,842
Class M	$433	$692	$971	$1,764
Class R	$111	$378	$666	$1,486
Class R6	$49	$188	$340	$782
Class Y	$60	$221	$396	$903

II.	The following is added to the fifth paragraph of the section titled “Who oversees and manages the fund? — The fund’s investment manager” in the Fund’s Prospectus:

Effective August 31, 2026, the Investment Manager has contractually agreed to waive fees and/or reimburse expenses (excluding payments under the fund’s distribution plans, payments under the fund’s investor servicing contract, brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, and acquired fund fees and expenses) of the fund so that the total annual operating expenses of the fund will not exceed an annual rate of 0.43% of the fund’s average net assets. Additionally, the Investment Manager has contractually agreed to reduce its fees by an amount equal to the management fees paid by Franklin Templeton affiliated funds with respect to assets the fund invests in such affiliated funds. In addition, effective August 31, 2026, the fund’s investor servicing agent has agreed to waive investor servicing fees by 0.01% with respect to Class R6 shares of the fund. These obligations may not be modified or discontinued prior to January 31, 2028, without approval of the Board of Trustees.

Shareholders should retain this Supplement for future reference.

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